UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Institutional U.S. Structured Research Fund	June 30, 2011

Highlights

• U.S. stocks rose in the first half of 2011 as strong returns through April were trimmed by weakness in the final two months of the period.

• The Institutional U.S. Structured Research Fund gained 5.75%, narrowly trailing the S&P 500 Index for the six-month period ending June 30, 2011.

• Stock selection was strongest in financials, the top contributor to relative performance. Favorable stock selection in industrials and business services and telecommunication services sectors also lifted relative results. Stock selection in the energy and consumer discretionary sectors detracted from relative returns.

• Our investment approach is based on our belief that intensive company research is key to selecting stocks that will outperform their peers over time. We believe that an actively managed portfolio of carefully selected stocks with sector weightings similar to the S&P 500 Index can add value over the index in the long run.

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional U.S. Structured Research Fund

Dear Investor

U.S. stocks rose strongly at the start of 2011 but retraced some of their early gains as weakening economic growth at home and geopolitical instability weighed on investor sentiment. The S&P 500 Index rose to its highest level in nearly three years on April 29, as optimism about the recovery overcame unrest in the Middle East and North Africa, a spike in oil prices, and a catastrophic earthquake and tsunami in Japan. However, market sentiment in May turned more bearish as grim economic data, particularly weak jobs growth, renewed fears that the recovery was flagging.

The Institutional U.S. Structured Research Fund returned 5.75% for the six months ended June 30, 2011, slightly trailing the results of its benchmark, the S&P 500 Index. Our objective is to outperform the S&P 500 by investing in our analysts’ highest-conviction stocks while keeping sector and industry allocations in line with the index. Favorable positioning in financials, health care, industrials and business services, and telecommunication services benefited relative returns. Our holdings in energy, consumer discretionary, and consumer staples were largely responsible for underperformance against the benchmark.

Market Environment

U.S. stocks produced modest gains in the first half of 2011, as strong returns through April were tempered by weakness in the last two months of the period. Equities advanced early on as the economy seemed to strengthen and the Federal Reserve implemented a second round of monetary stimulus to boost economic growth. Corporate earnings were generally robust and private employers added to payrolls in the spring, which helped whittle down a high jobless rate. However, a batch of mixed data at the end of the period raised worries that the recovery was stalling. Jobs growth in May and June was surprisingly weak, pushing the nation’s unemployment rate to 9.2%. In June, the Federal Reserve downgraded its forecast for economic and jobs growth for this year and next, citing financials sector weakness, problems in the housing sector, and other factors. News about Greece’s ballooning debt and its efforts to avoid a default also unnerved global sentiment.

All sectors within the S&P 500 rose, except for financials. Defensive sectors outpaced more cyclical areas as investors sought safety in companies that tend to be resilient performers in a weak economy. Health care, which underperformed significantly in 2010, exceeded other segments as industry reform legislation became clearer and corporate earnings growth was mostly positive. Energy shares performed well over the period but surrendered some of their gains as oil prices retreated in May and June. Materials and information technology shares saw mild gains compared with most other sectors. Large-cap stocks lagged their small- and mid-cap counterparts, and growth stocks fared better than value across all market capitalizations.

Portfolio Review

The financials sector was the only sector with negative returns in the S&P 500 over the period, but our stock selection in the sector was the biggest contributor to relative performance. Regulatory concerns, weak loan demand, and persistently low interest rates continue to overshadow the financials sector. Money center banks and investment banks saw their income suffer as they exited certain businesses and reduced fees on profitable products to comply with new financial regulations. However, the portfolio’s position in credit ratings agency Moody’s and insurance broker Aon benefited relative results. Moody’s shares rallied as a surge in bond issuance helped offset regulatory and litigation concerns. Our underweight positions in Bank of America and Wells Fargo also proved helpful, as bank shares generally lagged due to ongoing housing sector weakness, low interest rates, and uncertainty about new regulations. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Stock selection in industrials and business services lifted relative returns, aided by strong performance in factory-automation software maker Rockwell Automation. We eliminated our position in Rockwell during the period as we believed its valuation reflected expected sales gains from factory automation. We used proceeds from the Rockwell sale to buy Emerson Electric, one of our top purchases over the period. Emerson, which makes power-control equipment, is a well-managed conglomerate with strong businesses in emerging markets. We added to our position in May to take advantage of weakness in the shares after the company’s earnings missed analysts’ expectations.

Favorable stock selection in telecommunication services and health care also boosted relative performance. Top relative contributors in these sectors included telecommunication providers AT&T and Sprint Nextel and health insurers UnitedHealth and Wellpoint. Stock selection in utilities modestly helped relative returns, particularly our overweight position in power company Constellation Energy, which agreed in April to be acquired by Exelon.

Our energy holdings posted solid gains but lagged the S&P 500’s sector return primarily because we did not own a couple of strong performers. Not holding Marathon Oil detracted from relative performance. Marathon shares rallied after the company announced it would spin off its refining business to focus on oil and gas exploration. Despite this news, we believe Marathon lacks an effective growth strategy and has a weak operational track record. We prefer owning Murphy Oil. Murphy Oil’s production is strong, and the company’s successful exploration in emerging areas such as the Eagle Ford shale play in South Texas, the Tupper area in Western Canada, and the Congo appear promising over the long term. Oil field drilling equipment maker National-Oilwell Varco was another index member that performed well but was not in our portfolio. We have greater conviction in Baker Hughes, which was one of the top relative contributors in the energy sector. Baker Hughes, whose business focuses on oil and gas field development, is improving execution and taking market share. We believe its 2009 acquisition of BJ Services will improve its competitiveness.

Our holdings in consumer discretionary advanced but failed to keep pace with the benchmark. Not owning index holdings News Corp. and Viacom hurt relative returns, as shares of both media companies rallied as advertising spending strengthened. Instead, we prefer Google, Time Warner, and Omnicom Group, companies we believe offer better exposure to an improving advertising environment. Our position in General Motors (GM) modestly detracted from relative performance. Since its initial public offering last November, shares of the formerly bankrupt auto maker have fallen amid rising oil prices, the unexpected resignation of its chief financial officer in March, and a shortage of auto parts following the earthquake in Japan. However, GM has significantly improved its balance sheet and is well positioned to benefit from a cyclical recovery. We did have a few strong performers in consumer discretionary that offset these disappointing results. Our overweight positions in Bed Bath & Beyond and Amazon.com helped relative performance. Bed Bath & Beyond continues to gain market share and deliver strong same-store sales and improved gross margins. Amazon.com reported excellent revenue growth as consumers stepped up the frequency of their purchases from its site, and the company ranks among our highest-conviction holdings.

Stock selection in consumer staples detracted slightly from relative returns, but our position in PepsiCo boosted relative results in this sector. We have a favorable view of PepsiCo due to its attractive valuation compared with other food and beverage companies, diversified products, strong global footprint, and improved results in the Gatorade sports drink business.

Many of our largest purchases over the period were information technology names. Software giant Microsoft represents one of our highest-conviction stocks. We believe that Microsoft’s valuation is very attractive and that its strength in mainstays like Microsoft Office and server software will help counter slowing sales of personal computers pre-loaded with its Windows software. Next year, Microsoft will launch its new operating system, Windows 8, which will be compatible with touch-screen tablets and help drive growth as tablet sales continue to surge. The company has also launched a Web-based business productivity software suite, Office 365, to compete in the fast-growing cloud-based computing market.

As for sales, we reduced our position in chip maker Intel, which we believe faces long-term challenges following Microsoft’s selection of another chip maker to provide the technology for its new Windows 8 operating system. We eliminated our position in National Semiconductor after it agreed to be acquired by Texas Instruments in April. Finally, persistent weakness in the jobs and housing markets prompted us to reduce our positions in a few consumer discretionary names including Lowe’s and Coach, whose shares we believe have limited upside potential given the muted economic recovery.

Outlook

We expect the U.S. economy will continue to gradually strengthen in coming months, but our expectations about the recovery are more subdued than what we hoped for at the start of the year. On the bright side, corporations are in very good financial shape, earnings and balance sheets are solid, and stock valuations appear reasonable—all of which should limit our downside risk should the economy fall into another downturn. The relatively weak U.S. dollar—while problematic over the long term—should continue to benefit U.S. exports and make domestic companies more competitive globally. However, the housing and jobs markets remain in poor shape, and we don’t anticipate that a significant recovery will occur until 2012.

At the time of this writing, the sovereign credit crisis in Greece and concerns about the U.S. debt ceiling continue to roil global financial markets. We believe stock market volatility will be heightened in the coming months as these events unfold, but solid fundamentals should provide ample investment opportunities as the economy recovers. These near-term headwinds underscore the value of the fund’s broad diversification and our investment strategy, which uses intensive company research to seek out companies with the best potential for capital appreciation and return of capital while maintaining sector weightings that mirror the S&P 500 Index. As always, we will concentrate our efforts on making prudent investment decisions in our ongoing attempt to enhance shareholder value.

Respectfully submitted,

Anna M. Dopkin
President of the fund and chairman of its Investment Advisory Committee

July 21, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Investing

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Glossary

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Track the performance of the largest mutual funds in a particular category as determined by Lipper Inc.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price-to-earnings (P/E) ratio–12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. This ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate: A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

S&P 500 Index: Tracks the stocks of 500 mostly large-cap U.S. companies.

Portfolio Highlights

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional U.S. Structured Research Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional U.S. Structured Research Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional U.S. Structured Research Fund
June 30, 2011 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional U.S. Structured Research Fund
June 30, 2011 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $515,958)	$	610,161
Receivable for investment securities sold		1,904
Dividends receivable		657
Variation margin receivable on futures contract		37
Other assets		13
Total assets		612,772
Liabilities		
Payable for investment securities purchased		2,563
Investment management fees payable		245
Due to affiliates		10
Other liabilities		33
Total liabilities		2,851
NET ASSETS	**$**	**609,921**
Net Assets Consist of:		
Undistributed net investment income	$	3,681
Accumulated undistributed net realized loss		(33,558)
Net unrealized gain		94,328
Paid-in capital applicable to 67,703,227 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		545,470
NET ASSETS	**$**	**609,921**
NET ASSET VALUE PER SHARE	**$**	**9.01**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional U.S. Structured Research Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional U.S. Structured Research Fund
(Unaudited)
($000s)

6 Months Ended 6/30/11	Year Ended 12/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 3,681	$ 5,191
Net realized gain (loss)	9,045	(2,515)
Change in net unrealized gain	19,204	62,237
Increase in net assets from operations	31,930	64,913
Distributions to shareholders		
Net investment income	–	(5,496)
Capital share transactions*		
Shares sold	70,300	238,708
Distributions reinvested	–	5,411
Shares redeemed	(24,506)	(44,561)
Increase in net assets from capital share transactions	45,794	199,558
Net Assets		
Increase during period	77,724	258,975
Beginning of period	532,197	273,222
End of period	**$ 609,921**	**$ 532,197**
Undistributed net investment income	3,681	–
*Share information		
Shares sold	7,980	31,360
Distributions reinvested	–	643
Shares redeemed	(2,767)	(5,569)
Increase in shares outstanding	5,213	26,434

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional U.S. Structured Research Fund
June 30, 2011 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional U.S. Structured Research Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 31, 2007. The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $5,000 for the six months ended June 30, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2011:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2011, the fund held equity futures with cumulative unrealized gain of $125,000 and cumulative unrealized loss of $0; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended June 30, 2011, the fund recognized $186,000 of realized gain on Futures and a $40,000 change in unrealized gain on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession, but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $155,823,000 and $105,444,000, respectively, for the six months ended June 30, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2010, the fund had $27,666,000 of unused capital loss carryforwards, which expire: $7,576,000 in fiscal 2016, and $20,090,000 in fiscal 2017. Additionally, approximately $9,075,000 of the fund’s unused capital loss carryforwards are subject to certain limitations on amount and/or timing of use related to an ownership change.

At June 30, 2011, the cost of investments for federal income tax purposes was $515,958,000. Net unrealized gain aggregated $94,328,000 at period-end, of which $100,600,000 related to appreciated investments and $6,272,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2012. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $12,000 were waived during the six months ended June 30, 2011. Including these amounts, management fees waived in the amount of $419,000 remain subject to repayment at June 30, 2011.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2011, expenses incurred pursuant to these service agreements were $61,000 for Price Associates and $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 501,062 shares of the fund, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the one- and three-year and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. Under the Contract, the fund pays a fee to the Advisor based on the fund’s average daily net assets. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. The Board concluded that, based on the profitability data it reviewed, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor) was at or below the median for comparable funds and the fund’s total expense ratio was below the median for comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011